Exhibit 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT

RULE 13a-14(a)/15d-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas J. Paulson, certify that:

1. I have reviewed this Form 10-K/A of NovaBay Pharmaceuticals, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 14, 2014

/s/ Thomas J. Paulson

Thomas J. Paulson

Chief Financial Officer and Treasurer

(principal financial and accounting officer)